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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                      FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                   April 3, 2003
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                Date of Report (Date of earliest event reported)


                                   UNI-MARTS INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                   1-11556                   25-1311379
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(State or other jurisdiction of     (Commission              (I.R.S. Employer
        incorporation)              File Number)            Identification No.)


                            477 East Beaver Avenue
                         State College, PA 16801-5690
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                   (Address of principal executive offices)


                                  (814) 234-6000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

On April 3, 2003, Uni-Marts Inc., a Delaware corporation, announced that it has reached an agreement with The Provident Bank to amend its current revolving credit facility effective April 1, 2003. A copy of the press release is attached as Exhibit 99 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

Exhibit No.           Description
-----------           -----------
    99                Press release dated April 3, 2003


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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 4, 2003			   UNI-MARTS INC.

                                       By:  /S/ HENRY D. SAHAKIAN
                                           -------------------------
                                           Name: Henry D. Sahakian
                                           Title: Chairman of the Board

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                             EXHIBIT INDEX


Exhibit No.          Description
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   99                Press release dated April 3, 2003